Exhibit 99.2

2Q13 Earnings Presentation July 24, 2013 Presenter: Anthony G. Petrello Chairman, President & Chief Executive Officer

Forward-Looking Statements 2 We often discuss expectations regarding our markets, demand for our products and services, and our future performance in our annual and quarterly reports, press releases, and other written and oral statements. Such statements, including statements in this document incorporated by reference that relate to matters that are not historical facts are “forward-looking statements” within the meaning of the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These “forward-looking statements” are based on our analysis of currently available competitive, financial and economic data and our operating plans. They are inherently uncertain, and investors must recognize that events and actual results could turn out to be significantly different from our expectations. You should consider the following key factors when evaluating these forward-looking statements: • fluctuations in worldwide prices and demand for natural gas, natural gas liquids and crude oil; • fluctuations in levels of natural gas, natural gas liquids and crude oil exploration and development activities; • fluctuations in the demand for our services; • the existence of competitors, technological changes and developments in the oilfield services industry; • the existence of operating risks inherent in the oilfield services industry; • the existence of regulatory and legislative uncertainties; • the possibility of changes in tax laws; • the possibility of political instability, war or acts of terrorism in any of the countries in which we do business; and • general economic conditions including the capital and credit markets. Our businesses depend, to a large degree, on the level of spending by oil and gas companies for exploration, development and production activities. Therefore, a sustained increase or decrease in the price of natural gas, natural gas liquids or crude oil, which could have a material impact on exploration and production activities, could also materially affect our financial position, results of operations and cash flows. The above description of risks and uncertainties is by no means all inclusive, but is designed to highlight what we believe are important factors to consider.

3 2013 Second Quarter Highlights

Gross Debt reduced by $302 million in 2Q13 4 > Sequentially reduced Gross Debt by $302 million through net operating cash, cash on hand, and working capital improvements > Net Debt reduced by $219 million sequentially – Operating Cash Flow less Capital Expenditures = $90 million – Working Capital Improvements = $129 million (1) Capitalization defined as Net Debt plus Shareholders’ Equity Note: Subtotals may not total due to rounding High 3/31/12 Current 6/30/13 Change ($MM's) Total Debt $4,773 $4,083 $(690) Cash and ST Investments 494 608 114 Net Debt $4,279 $3,475 $(804) Net Debt to Capitalization(1) 42.4% 37.0% (5.4%) Coverage 7.9 7.0 (0.9) Leverage 2.5 2.4 (0.1)

0 5 10 15 20 25 30 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 Announced Long-Term Contracts 2012 - Present 5 Source: Company Press Releases and Conference Calls, Nabors announcements account for 21 PACE®-X, 3 PACE®-S and 1 PACE®-B NBR HP PTEN 25 8

8,658 8,534 8,800 1,759 1,706 1,709 1,670 1,680 1,690 1,700 1,710 1,720 1,730 1,740 1,750 1,760 1,770 8,400 8,450 8,500 8,550 8,600 8,650 8,700 8,750 8,800 8,850 Q4 - 2012 Q1 - 2013 Q2 - 2013 US Wells US Rigs US Efficiencies Result in More Wells per Rig 6 > During Q2, land wells drilled increased by 266 while only three land rigs were added in the United States Lower 48 Wells/Rig Date Eagle Ford Haynesville Marcellus Permian Williston Q1 - 2012 3.74 2.02 4.01 4.77 2.46 Q2 - 2012 3.72 1.84 4.72 4.84 2.61 Q3 - 2012 4.22 2.04 4.77 4.68 2.87 Q4 - 2012 4.26 2.47 4.76 4.54 2.85 Q1 - 2013 4.51 2.66 5.19 4.62 3.05 Q2 - 2013 4.56 2.92 5.71 4.89 3.25 % Change 21.93% 44.55% 42.39% 2.52% 32.11% Source: Baker Hughes Wells Rigs

7 Financial Summary ($M’s except EPS) 2Q12 3Q12 4Q12 1Q13 2Q13 Revenue $1,602,797 $1,666,892 $1,596,807 $1,581,540 $1,492,946 EBITDA 486,363 497,612 427,034 422,953 361,142 Operating Income 225,347 228,015 149,751 149,588 90,943 Diluted EPS(1) $(0.34) $0.22 $0.44 $0.33 $0.08 (1) Diluted EPS for continuing operations

8 Drilling & Rig Services

9 Drilling & Rig Services Adjusted Income (Loss) Derived from Operating Activities ($M’s) 2Q12 3Q12 4Q12 1Q13 2Q13 Drilling & Rig Services: U.S. $145,351 $115,207 $82,603 $77,595 $69,813 Canada (529) 21,679 27,064 30,518 3,895 International 16,401 30,299 23,388 21,469 32,481 Rig Services 28,179 16,207 4,829 7,737 (4,044) Total $189,402 $183,392 $137,884 $137,319 $102,145

Global Rig Fleet Details 10 AC SCR Mech Total Moving Systems Alaska Land 5 12 2 19 13 Lower 48 157 96 26 279 143 Canada 15 21 29 65 20 International Land 33 65 28 126 49 Offshore 6 40 2 48 n/a Total 216 234 87 537 225 As of 6/30/13, including contracted rigs scheduled to be delivered and moving systems scheduled to be installed 41% 43% 16% Rigs by Power Type AC SCR Mech 46% 54% Global Rigs with Moving Systems Moving Systems Non-Moving

2Q13 Rig Utilization & Availability 11 Rig Fleet 2Q13 Rig Years Utilization U.S. Lower 48 AC 141 128 91% Legacy 122 48 40% U.S. Lower 48 Total 263 176 67% U.S. Offshore 24 16 67% Alaska 19 5 26% Canada 65 17 26% International 150 125 83% Subtotal 521 339 PACE®-X Construction(1) 16 Total Fleet 537 (1) Includes announced new build commitments

Progression of US Lower 48 Working Rig Count 12 2/15/13 Bottom Q1 Exit Q2 Exit Today % Change Nabors Rig Count 165 175 177 183 10.91% BHI US Land Total Count 1691 1680 1670 1691 0% BHI Horizontal Count 1,139 1,099 1,067 1,058 -7.11% Source: Company Analysis, Baker Hughes US Land Rig Count (7/19/13)

International Working Rigs 13 Algeria 10 Ecuador 6 Kurdistan 2 Romania 1 Angola 1 India 5 Kuwait 2 Russia 5 Argentina 17 Iraq 4 Malaysia 2 Saudi Arabia 32 Colombia 7 Italy 1 Mexico 13 UAE 1 Congo 2 Jordan 1 Oman 4 Venezuela 5 Kazakhstan 1 PNG 2 Yemen 2 Total 126 As of 6/30/13

Canada Working Rigs by Play 14 Play Target AC SCR Mechanical Pad Capable Workover Rigs Montney Oil / Gas 3 7 6 1 Duvernay (NW Alberta) Oil 12 Cardium (Central Alberta) Oil 5 28 Saskatchewan Oil 1 6 Oil Sands Oil 1 1 8 Horn River Gas 1 1 1 Fort Liard Gas 1 1 Other Oil / Gas 9 Total 5 9 6 8 65 As of 6/30/13

15 Completion & Production Services

Completion & Production Services Adjusted Income Derived from Operating Activities 16 ($M’s) 2Q12 3Q12 4Q12 1Q13 2Q13 Completion & Production Services: Completion Services $46,144 $47,218 $30,296 $17,756 $6,870 Production Services 25,397 34,035 21,374 26,014 23,471 Total $71,541 $81,253 $51,670 $43,770 $30,341

Pressure Pumping Concentrated in Northern U.S. 17 “April 2013 was the coldest on record, on April 15th over 80% of state highways were ‘no travel advised’ due to the heavy snow fall, and more recently May 2013 [was] the wettest on record.“ - North Dakota Industrial Commission Dept. of Mineral Resources Nabors Working Pressure Pumping Crews by Region 9 4 3 2 As of 6/30/13

Completion & Production Services Fleet Region Rigs Frac Crews 24 Hr. Frac Crews Trucks Frac Tanks CTU Cementing Wireline Western 181 113 99 15 12 Rockies 69 10 6 57 332 2 9 10 Mid-Con 36 107 448 2 8 11 Northeast 11 5 2 105 606 5 40 15 West Texas 104 3 332 1,238 2 4 4 South Texas 25 3 3 196 573 4 7 2 Ark-La-Tex 16 2 126 294 Gulf Coast 1 Canada 2 Total 442 26 11 1,036 3,580 30 84 42 18 As of 6/30/13

U.S. Production Services Rates & Hours 21% CAGR in EBITDA 2009-2012 19 500,000 600,000 700,000 800,000 900,000 $380 $420 $460 $500 $540 $580 2009 2010 2011 2012 Well Servicing Rigs: Annual Rates and Hours Rig Hours Rig Rate 0 500,000 1,000,000 1,500,000 2,000,000 2,500,000 $80 $90 $100 $110 $120 $130 2009 2010 2011 2012 Fluid Hauling Trucks: Annual Rates and Hours Truck Hours Truck Rate

20 Summary

Key Takeaways > Near term remains challenging with limited visibility > Outsized operating leverage over longer term > Global optionality relative to North America-centric peers > Continued focus on EBITDA generation > Multiple opportunities for high-impact investments > Focused on matters within our control 21

22 Appendix

EBITDA 23 ($M’s) 2Q12 3Q12 4Q12 1Q13 2Q13 Drilling & Rig Services $399,217 $398,741 $359,889 $356,688 $321,958 Completion & Production Services 123,176 136,488 107,732 97,842 81,515 Other reconciling items (36,030) (37,617) (40,587) (31,577) (42,331) Total $486,363 $497,612 $427,034 $422,953 $361,142

24 Nabors Global Infrastructure Margins and Activities 2Q12 1Q13 2Q13 Drilling Margin (1) Rig Yrs Margin (1) Rig Yrs Margin (1) Rig Yrs U.S. Lower 48 $11,178 217.9 $9,955 169.5 $9,388 175.5 U.S. Offshore 18,729 14.0 19,163 14.1 20,888 15.6 Alaska 42,970 4.4 48,491 6.0 36,307 4.7 Canada 9,926 20.3 14,278 40.0 14,956 17.4 International 10,959 120.9 11,452 122.7 12,432 125.2 Production Services Rev/Hr Rig Hrs Rev/Hr Rig Hrs Rev/Hr Rig Hrs U.S. $539 220,304 $586 212,298 $584 224,681 Canada 739 35,710 806 48,027 711 28,802 (1) Margin = gross margin per rig per day for the period. Gross margin is computed by subtracting direct costs from operating revenues for the period.

Quarter End Number of Rigs Subject to Term Contracts 25 2Q13 3Q13 4Q13 1Q14 2Q14 U.S. Lower 48 119 101 87 71 66 International 107 102 89 85 76 Canada 21 18 12 10 8 Alaska 5 4 4 4 4 Offshore 38 27 21 17 15 Total 290 252 213 187 169 Represents the quarter end number of contracts in force with no incremental contract awards in the future